MFS(R) EMERGING GROWTH FUND *

                      Supplement to the Current Prospectus

The portfolio manager section of the prospectus is hereby restated as follows:

The fund is managed by a team of portfolio managers comprised of Dale A. Dutile, John E. Lathrop and David E. Sette-Ducati, each an MFS Senior Vice President, and Eric B. Fischman. These individuals have been the fund's portfolio managers since: Messrs. Dutile, Lathrop and Sette-Ducati - January 2001 and Mr. Fischman
- April 2002. They have been employed in the MFS investment management area since: Messrs. Dutile and Lathrop - 1994, Mr. Sette-Ducati - 1995 and Mr. Fischman - 2000. Prior to joining MFS, Mr. Fischman was an equity research analyst for State Street Research and for Dreyfus Corporation. John W. Ballen, President and Director of MFS, provides oversight of the fund.

Members of the team may change from time to time, and a current list of team members is available on the MFS website at www.mfs.com.

                  The date of this Supplement is May 28, 2002.

* El presente Suplemento tambien se encuentra disponible en espanol. Solicite un ejemplar a un representante de servicio de MFS llamando al 1-800-225-2606. En el caso de discrepancias entre las versiones en ingles y en espanol, se considerara valida la version en ingles.